UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2020

DATASEA INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38767	45-2019013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20th Floor, Tower B, Guorui Plaza

1 Ronghua South Road, Technological Development Zone

Beijing, People’s Republic of China 100176

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +86 10-56145240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DTSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01 Change in Registrant’s Certifying Accountant

Non-renewal of the engagement of the Company’s Independent Registered Public Accounting Firm

Effective October 19, 2020, the Audit Committee of the Board of Directors of Datasea, Inc. (the “Company”) and Morison Cogen LLP (“Morison”) determined not to renew the engagement between the two parties, which engagement was to expire upon filing of the Company’s Annual Report on Form 10-K for the period ended June 30, 2020.

Morison’s reports on the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2020 included an explanatory paragraph indicating uncertainty about the Company's ability to continue as a going concern, but otherwise did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended June 30, 2020, and the subsequent interim period through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Morison on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Morison’s satisfaction, would have caused Morison to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Company provided Morison with a copy of the disclosures in this Current Report on Form 8-K (the “Report”). The Company requested that Morison furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of such letter dated October 21, 2020 is attached as Exhibit 16.1 hereto.

Engagement of New Independent Registered Public Accounting Firm

On October 19, 2020, the Audit Committee approved the engagement of Prager Metis CPAs, LLC (“Prager”) as the Company’s new independent registered public accounting firm, effective immediately.

For the fiscal years ended June 30, 2020 and 2019, and during the subsequent interim periods through October 19, 2020, neither the Company nor anyone acting on behalf of the Company had consulted Prager regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Prager provide a written report or oral advice to the Company that Prager concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

16.1	Morison Cogen LLP letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2020

DATASEA INC.

By:	/s/ Zhixin Liu
	Name:	Zhixin Liu
	Title:	Chief Executive Officer

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